UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        OCTOBER 21, 2004
                                                 -------------------------------

                             FREEDOM DEPOSITORY, LLC
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   333-113527-01              72-1545842
---------------------------    -----------------------   -----------------------
  (State of Incorporation     (Commission File Number)      (I.R.S. Employer
     or Organization)                                      Identification No.)


          7801 North Capital of Texas Highway
                       Suite 300
                     Austin, Texas                               78731
               ----------------------                     -------------------
      (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code   (512) 342-3000
                                                   ------------------



                                      None
                            ------------------------
           (For name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  OTHER EVENTS

            Kirkpatrick & Lockhart LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-113527) in connection with various transactions. Legal opinions by Kirkpatrick & Lockhart LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1 and Exhibit 23.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            5.1 Opinion of Kirkpatrick & Lockhart LLP as to legality (including consent of such firm).

            23.1  Consent of Kirkpatrick & Lockhart LLP (included in Exhibit
                  5.1).

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FREEDOM DEPOSITORY, LLC



                                          By:      /s/ Sean A. Dobson
                                              -------------------------------
                                                 Name:  Sean A. Dobson
                                                 Title: President
Date:    October 26, 2004